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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) September 11, 2000



                             PATTERSON ENERGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





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
           Delaware                        0-22664               75-2504748
-----------------------------        -----------------         -------------
(State or other jurisdiction             (Commission          (I.R.S. Employer
      of incorporation)                 File Number)        Identification No.)
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  4510 Lamesa Highway, Snyder, Texas                               79549
---------------------------------------                         ----------
(Address of principal executive offices                         (Zip Code)





       Registrant's telephone number, including area code: (915) 573-1104





                                    No Change
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS

         Pursuant to a Registration Statement on Form S-3 (Commission File No. 333-89885) and in connection with the public offering of 3,000,000 shares of common stock, $0.01 par value per share, of Patterson Energy, Inc. (the "Company") on September 11, 2000, the Company entered into an Underwriting Agreement with CIBC World Markets Corp., Morgan Keegan & Company, Inc. and Raymond James & Associates, Inc., a copy of which is attached as Exhibit 1.1 to this current report on Form 8-K. The Company issued press releases on September 12, 2000, and September 13, 2000, with respect to the public offering, which are hereby incorporated by reference and copies of which are attached as Exhibits
99.1 and 99.2, respectively, to this current report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired.

                  None.

         (b)      Pro forma financial information.

                  None.

         (c)      Exhibits.

                  1.1 Underwriting Agreement between the Company, CIBC World Markets Corp., Morgan Keegan & Company, Inc. and Raymond James & Associates, Inc. dated September 11, 2000.

                  99.1 Press Release issued by the Company on September 12,
                       2000.

                  99.2 Press Release issued by the Company on September 13,
                       2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 PATTERSON ENERGY, INC.




Date:  September 13, 2000        By: /s/ JONATHAN D. NELSON
                                     ------------------------------------------
                                     Jonathan D. Nelson, Vice President-Finance




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                               INDEX TO EXHIBITS


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Exhibit
Number            Description
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

1.2 Underwriting Agreement between the Company, CIBC World Markets Corp., Morgan Keegan & Company, Inc. and Raymond James & Associates, Inc. dated September 11, 2000.

99.1              Press Release issued by the Company on September 12, 2000.

99.2              Press Release issued by the Company on September 13, 2000.
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